   As filed with the Securities and Exchange Commission on May 14, 1999
                                                      Registration No. 333-78351

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ----------------
                                Post-Effective
                               Amendment No. 1
                                      to
                                   Form S-4
                            REGISTRATION STATEMENT
                                     Under
                          THE SECURITIES ACT OF 1933

                               ----------------
                           SunGard Data Systems Inc.
             (Exact name of registrant as specified in its charter)

           Delaware                           7379                         51-0267091
State or other jurisdiction of(   (Primary Standard Industrial          (I.R.S. Employer
incorporation or organization)     Classification Code Number)        Identification No.)

                           SunGard Data Systems Inc.
                               1285 Drummers Lane
                           Wayne, Pennsylvania 19087
                                  610-341-8700
         (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                               ----------------
                           Lawrence A. Gross, Esquire
                       Vice President and General Counsel
                           SunGard Data Systems Inc.
                               1285 Drummers Lane
                           Wayne, Pennsylvania 19087
                                  610-341-8700
           (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                                   Copies to:

       Arthur H. Miller, Esquire               David J. Friedman, Esquire
       Francis E. Dehel, Esquire        Skadden, Arps, Slate, Meagher & Flom LLP
   Blank Rome Comisky & McCauley LLP                919 Third Avenue
            One Logan Square                    New York, NY 10022-3897
         Philadelphia, PA 19103               Facsimile No. (212) 735-2000
      Facsimile No. (215) 569-5555

   Approximate date of commencement of proposed sale of the securities to the public: As soon as practicable following the effectiveness of this Registration Statement.
   If the securities being registered on this Form are to be offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. [_]
   If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
   If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
                               ----------------
   The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission, acting pursuant to said section 8(a), may determine.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                    PART II

Item 21. Exhibits and Financial Statement Schedules.

   (a) Exhibits

 Exhibit
 Number                                 Exhibits
 ------- ---------------------------------------------------------------------
    2.1  Agreement between the Registrant and Oshap Technologies Ltd.
         (See Appendix A to the Proxy Statement/Prospectus).
   *5.1  Legal Opinion of the Registrant's General Counsel.
    8.1  Tax Opinion of Blank Rome Comisky & McCauley LLP.
    8.2  Tax Opinion of Skadden, Arps, Slate, Meagher & Flom LLP.
    8.3  Tax Opinion of Goldfarb, Levy, Eran & Co.
   *8.4  Tax opinion of Meitar, Liquornik, Geva & Co.
   23.1  Consent of PricewaterhouseCoopers LLP, independent accountants.
   23.2  Consent of Brightman Almagor & Co., certified public accountants
         (Israel).
   23.3  Consent of Blank Rome Comisky & McCauley LLP (included in Exhibit 8.1).
   23.4  Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in
         Exhibit 8.2).
   23.5  Consent of Goldfarb, Levy, Eran & Co. (included in Exhibit 8.3).
  *23.6  Consent of Meitar, Liquornik, Geva & Co. (included in Exhibit 8.4).
  *23.7  Consent of Registrant's General Counsel (included in Exhibit 5.1).
   24.1  Power of Attorney (see page II-4).
   99.1  Consent of Salomon Smith Barney Inc.
   99.2  Consent of BancBoston Robertson Stephens Inc.
   99.3  Form of Voting Agreement and Irrevocable Proxy.
   99.4  Form of Affiliate Agreement.
   99.5  Form of Stock Purchase Agreement for Mint and Decalog Shares.
   99.6  Form of Nondisclosure and Noncompetition Agreement for Shlomo Dovrat
         and Avi Zeevi.
   99.7  Form of Oshap Proxy.

* Filed herewith.

   (b) Financial Statement Schedules

   No financial data schedules are required for the Registrant or Oshap.

   (c) Item 4(b) Reports

   See Appendix B and Appendix C to the Proxy Statement/Prospectus.

                                SIGNATURES

   Pursuant to the Requirements of the Securities Act of 1933, the registrant has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Wayne, Pennsylvania, on the date indicated.

                                          SUNGARD DATA SYSTEMS INC.

                                          By: *
                                             ----------------------------------
                                                James L. Mann
Date: May 14, 1999                              Chief Executive Officer,
                                                 President
                                                and Chairman of the Board of
                                                 Directors

   Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

             Signature                           Title                    Date
             ---------                           -----                    ----

                 *                   Chief Executive Officer,         May 14, 1999
____________________________________  President, and Chairman of
           James L. Mann              the Board of Directors
                                      (principal executive officer)

                 *                   Chief Financial Officer and      May 14, 1999
____________________________________  Vice President--Finance
          Michael J. Ruane            (principal financial
                                      officer)

                 *                   Vice President and Controller    May 14, 1999
____________________________________  (principal accounting
        Andrew P. Bronstein           officer)

                 *                   Director                         May 14, 1999
____________________________________
         Gregory S. Bentley

                 *                   Director                         May 14, 1999
____________________________________
         Michael C. Brooks

                 *                   Director                         May 14, 1999
____________________________________
         Albert A. Eisentat

                 *                   Director                         May 14, 1999
____________________________________
         Bernard Goldstein

                 *                   Director                         May 14, 1999
____________________________________
            Michael Roth

                 *                   Director                         May 14, 1999
____________________________________
         Malcolm I. Ruddock

                 *                   Director                         May 14, 1999
____________________________________
       Lawrence J. Schoenberg

*By: /s/ James L. Mann
-------------------------------
     as Attorney-in Fact

                                      II-2